SEVENTH AMENDMENT TO CREDIT AGREEMENT


      THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT effective as of December 1, 1999, by and among AJAY SPORTS, INC., a Delaware corporation, LEISURE LIFE, INC., a Tennessee corporation, PALM SPRINGS GOLF, INC., a Colorado corporation, AJAY LEISURE PRODUCTS, INC., a Delaware corporation, and PRESTIGE GOLF CORP., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers"), and WELLS FARGO CREDIT, INC. ("Wells Fargo").

                                    RECITALS

      Borrowers and Wells Fargo are parties to that certain Credit Agreement dated as of June 30, 1998, as amended by six prior amendments ("Agreement"). Borrowers and Wells Fargo desire to revise the Agreement in the manner set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Wells Fargo agree as follows:

     1. Revised Definition. The definition of "Additional Amount" is hereby amended in its entirety to read as follows:

            "Additional  Amount" means (i) $750,000  through  December 30, 1999;
      (ii) $700,000  December 31, 1999 through January 16, 2000;  (iii) $650,000
      January 17, 2000 through January 31, 2000; and (iv) $0 thereafter.

     2. Amendment to Section 10.1(n) Event of Default. Section 10.1(n) is hereby amended to delete the name Clarence H. Yahn and to insert in its place the name Tom Leonard.

     3. Accommodation Fee. As consideration for Wells Fargo entering into this Seventh Amendment to Credit Agreement, Borrowers hereby agree to pay Wells Fargo an accommodation fee of $2,000.

     4. Effective Date. This Seventh Amendment shall be effective as of December 1, 1999 upon: (i) the execution of this Seventh Amendment by Borrowers and Wells Fargo; (ii) payment of the accommodation fee; and
          (iii) delivery by Borrowers to Wells Fargo of 16,667 shares of the common stock of Pro Golf International, Inc.
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     5.   Ratification.  Except as otherwise provided in this Seventh Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

     6. One Agreement. The Agreement, as modified by the provisions of this Seventh Amendment, shall be construed as one agreement.

     7. Counterparts. This Seventh Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.

     8.   Oregon Statutory Notice.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY WELLS FARGO AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY WELLS FARGO TO BE ENFORCEABLE.

      IN WITNESS WHEREOF, the parties have executed this Seventh Amendment to Credit Agreement as of the date first above written.

AJAY SPORTS, INC.                       LEISURE LIFE, INC.

By:_______________________________      By:__________________________________
Title:____________________________      Title:_______________________________

PALM SPRINGS GOLF, INC.                 AJAY LEISURE PRODUCTS, INC.

By:_______________________________      By:__________________________________
Title:____________________________      Title:_______________________________


PRESTIGE GOLF CORP.                     WELLS FARGO CREDIT, INC.

By:_______________________________      By:__________________________________
Title:____________________________      Title:_______________________________